UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2004

                        THE SINGING MACHINE COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24968               95-3795478
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On October 15, 2004, Grant Thornton LLP (the "Former Accountant") resigned as the auditors for The Singing Machine Company, Inc. (the "Company"). On October 15, 2004, the Company engaged Berkovits, Largo & Company, LLP (the "New Accountant"), as its independent certified public accountant. The Company's decision to engaged the New Accountant was approved by its Audit Committee on October 15, 2004.

      The report of the Former Accountant on the financial statements of the Company for the two most recent fiscal years and the interim period ending June 30, 2004, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and all subsequent interim periods, except that the Former Accountant's opinion in its report on the Company's financial statements expressed substantial doubt with respect to the Company's ability to continue as a going concern for the last two fiscal years.

      During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K, except for the following:

Management and the Former Accountant, have advised our Audit Committee that during the course of the audit, they noted deficiencies in internal controls relating to:

      - weakness in our financial reporting process as a result of a lack of adequate staffing in the accounting department, and

      -     accounting for consigned inventory and inventory costing.

      The Former Accountant has advised the Audit Committee that each of these internal control deficiencies constitute a material weakness as defined in Statement of Auditing Standards No. 60. Certain of these internal control weaknesses may also constitute material weaknesses in our disclosure controls.

      During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

      The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

      The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit
16.1 to this amended Form 8-K


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

            16.1 Letter from Former Accountant



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE SINGING MACHINE, COMPANY, INC.


Date: December 6, 2004                        /s/ Jeffrey Barocas
                                             -----------------------------------
                                             Jeffrey Barocas
                                             Chief Financial Officer